SUB-ITEM 77I
Terms of new or amended securities


(1)	On April 7, 2017, 485APOS, Accession No.
0000908186-17-000071, an amendment to the
registration statement of American Century Capital
Portfolios, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes and describes the characteristics of the new classes. All of the new classes for Value
Fund were effective April 10, 2017 pursuant to the filing of a Notice of Effectiveness, Accession No.
9999999995-17-000778.

	Value Fund
		R5 Class
		Y Class
		T Class

(2)	On April 7, 2017, 485BPOS, Accession No.
0000908186-17-000074, an amendment to the
registration statement of American Century Capital
Portfolios, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective April
10, 2017, and describes the characteristics of the new classes.

	AC Alternatives Long Short Fund
		Y Class

	AC Alternatives Income Fund
		Y Class
		T Class

	AC Alternatives Multi-Strategy Fund
		Y Class

(3)	On April 7, 2017, 485BPOS, Accession No.
0000908186-17-000077, an amendment to the
registration statement of American Century Capital
Portfolios, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective April
10, 2017, and describes the characteristics of the new classes.

	Global Real Estate Fund
		R5 Class
		Y Class

	Real Estate Fund
		R5 Class
		Y Class

(4)	On April 7, 2017, 485BPOS, Accession No.
0000908186-17-000088, an amendment to the
registration statement of American Century Capital
Portfolios, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective April
10, 2017, and describes the characteristics of the new classes.

	Equity Income Fund
		R5 Class
		Y Class
		T Class

	Large Company Value Fund
		R5 Class

	Mid Cap Value Fund
		R5 Class
		Y Class

	Small Cap Value Fund
		R5 Class
		Y Class


(5)	Effective April 10, 2017 the following classes
were renamed.

	Value Fund
		Institutional Class renamed I Class

	AC Alternatives Long Short Fund
		Institutional Class renamed I Class

	AC Alternatives Income Fund
		Institutional Class renamed I Class

	AC Alternatives Multi-Strategy Fund
		Institutional Class renamed I Class

	Global Real Estate Fund
		Institutional Class renamed I Class

	Real Estate Fund
		Institutional Class renamed I Class

	AC Alternatives Market Neutral Value Fund
		Institutional Class renamed I Class

	Equity Income Fund
		Institutional Class renamed I Class

	Large Company Value Fund
		Institutional Class renamed I Class

	Mid Cap Value Fund
		Institutional Class renamed I Class

	Small Cap Value Fund
		Institutional Class renamed I Class